SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Apple REIT Seven, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLE REIT SEVEN, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY MAY 7, 2007

The Annual Meeting of Shareholders of Apple REIT Seven, Inc. (the “Company”) will be held at the offices of the Company located at 814 East Main Street, Richmond, Virginia 23219 on Monday, May 7, 2007 at 11:30 a.m. for the following purposes:

1.	To elect one (1) director, who will serve for a three-year term; and

2.	To transact such other business as may properly come before the meeting.

If you were a holder of record of any Common Shares of the Company at the close of business on the record date of March 21, 2007, you are entitled to vote at the meeting. If you are present at the meeting, you may vote in person even though you have previously returned a proxy card.

A proxy card for voting your shares is located in the envelope in which these proxy materials were mailed. If you need a replacement proxy card, assistance may be obtained by calling Ms. Kelly Clarke in the Company’s Corporate Services Department, at (804) 344-8121.

By Order of the Board of Directors

David S. McKenney

Secretary

April 3, 2007

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

APPLE REIT SEVEN, INC.

PROXY STATEMENT

DATED

APRIL 3, 2007

Annual Meeting of Shareholders

To Be Held

May 7, 2007

General

The enclosed proxy is solicited by the management of Apple REIT Seven, Inc. (the “Company”) for the Annual Meeting of Shareholders to be held at the offices of the Company located at 814 East Main Street, Richmond, Virginia 23219 on Monday, May 7, 2007 at 11:30 a.m. (the “Annual Meeting”). Your proxy may be revoked at any time before being voted at the Annual Meeting, either by a written notice of revocation that is received by the Company before the Annual Meeting or by conduct that is inconsistent with the continued effectiveness of the proxy, such as delivering another proxy with a later date or attending the Annual Meeting and voting in person.

Unless your proxy indicates otherwise, all shares represented by a proxy that you sign and return will be voted FOR the election of the persons named therein as directors.

This proxy statement and the enclosed proxy are being mailed to the common shareholders of record at the close of business on the record date of March 21, 2007 (the “Record Date”). The approximate date of such mailing is expected to be April 3, 2007. Such mailing to shareholders also will contain the Company’s Annual Report, which includes audited consolidated financial statements for the year ended December 31, 2006 (the “Annual Report”).

At the close of business on the Record Date, a total of 43,313,782 common shares of the Company (the “Common Shares”) were outstanding and entitled to vote on all matters, including those to be acted upon at the Annual Meeting. The presence in person or by proxy of a majority of the Common Shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

Company Information

The Company is a real estate investment trust, or “REIT,” for federal income tax purposes. The mailing address of the Company is 814 East Main Street, Richmond, Virginia 23219. Notice of revocation of proxies should be sent to ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, Attn: Issuer Services Department. The Company can be contacted, and public information about the Company can be obtained, by sending a written notice to Ms. Kelly Clarke, Corporate Services Department, at the Company’s address as provided above.

The Company will be responsible for the costs of the solicitation set forth in this proxy statement. The Annual Report mailed with this proxy statement includes (except for Exhibits), the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2006. The Company’s Annual Report on Form 10-K and its other public federal securities filings also may be obtained electronically through the EDGAR system of the Securities and Exchange Commission at http://www.sec.gov.

Ownership of Equity Securities

The determination of “beneficial ownership” for purposes of this proxy statement has been based on information reported to the Company and the rules and regulations of the Securities and Exchange Commission. References below to “beneficial ownership” by a particular person, and similar references, should not be construed as an admission or determination by the Company that Common Shares in fact are beneficially owned by such person.

On the Record Date, the Company had a total of 43,313,782 issued and outstanding Common Shares. There are no shareholders known to the Company who beneficially owned more than 5% of its outstanding voting securities on such date. The following table sets forth the beneficial ownership of the Company’s securities by its directors and executive officers as of the Record Date:

Security Ownership of Management

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Common Shares	Glenn W. Bunting	7,817	*
(voting)	Kent W. Colton	7,817	*
	Glade M. Knight	9,595	*
	Justin G. Knight	1,383	*
	Above directors and executive officers as a group	26,612	*

Series A	Glenn W. Bunting	7,817	*
Preferred Shares	Kent W. Colton	7,817	*
(non-voting)	Glade M. Knight	9,595	*
	Justin G. Knight	1,383	*
	Above directors and executive officers as a group	26,612	*

Series B Convertible	Glade M. Knight	240,000	100%
Preferred Shares
(non-voting)

*	Less than one percent of class.

(1)	Executive officers not listed above for a particular class of securities hold no securities of such class. The Series A Preferred Shares are being issued as part of the Company’s best efforts offering of Units. Each Unit consists of one Common Share and one Series A Preferred Share. The Series A Preferred Shares have no voting rights and are not separately tradable from the Common Shares to which they relate.

(2)	Amounts shown for individuals other than Glade M. Knight and Justin G. Knight consist entirely of securities that may be acquired upon the exercise of options, although no options have been exercised to date. The Series B Convertible Preferred Shares are convertible into Units upon the occurrence of certain events, under a formula which is based on the gross proceeds raised by the Company during its best efforts offering of Units.

Information regarding the Company’s equity compensation plans is set forth in note 5 to the Company’s audited consolidated financial statements, which are included as part of the Annual Report that accompanies this proxy statement.

Election of Directors

Nominee. One director has been nominated for election at the Annual Meeting to the Company’s Board of Directors. If elected, the Board would continue to consist of three directors. The following table lists the nominee for election to the Board of Directors and indicates the length of the terms they would have if elected:

Nominees for Election to Board of Directors	Length of term if Elected (1)
Glenn W. Bunting	Three year term expiring in 2010

(1)	Term would extend until the Annual Meeting of Shareholders for the year shown, or until a successor is duly elected and qualified, except in the event of prior resignation, death, or removal.

Unless otherwise specified, all Common Shares represented by proxies will be voted FOR the election of the nominee listed. If the nominee ceases to be available for election as a director, discretionary authority may be exercised by each of the proxies named on the attached proxy card to vote for a substitute. No circumstances are presently known that would cause the nominee to be unavailable for election as a director. The nominee is now a member of the Board of Directors and has been nominated by action of the Board of Directors. If a quorum is present, one position on the Board of Directors will be filled by the election of the properly nominated candidate who receives the greatest number of votes at the Annual Meeting, even if the nominee does not receive a majority of all votes represented and entitled to be cast.

A shareholder who wishes to abstain from voting on the election of a director may do so by specifying, as provided on the enclosed proxy, that authority to vote for any or all of the nominees is to be withheld. By withholding authority in this manner, the Common Shares that otherwise could be voted by such shareholder will not be included in determining the number of Common Shares voted for such nominee. The Company will comply with instructions in a proxy executed by a broker or other nominee shareholder indicating that less than all of the Common Shares of the record shareholder on the Record Date are to be voted on a particular matter. All Common Shares that are not voted will be treated as Common Shares as to which voting authority has been withheld.

Further information about the nonimee, including a brief description of his principal occupations and employment during at least the past five years and his directorships, if any, in public companies other than the Company is below.

Glenn W. Bunting. Mr. Bunting, 62, is a director of the Company and President of American KB Properties, Inc., which has developed and managed shopping centers since 1985. Mr. Bunting is a former director of Cornerstone Realty Income Trust, of which Glade M. Knight was Chairman and Chief Executive Officer, until its merger with Colonial Properties in 2005. He is a member of the Board of Directors of NNN Apartment REIT, Inc. Mr. Bunting was elected by the Board of Directors to the Board in 2006 and is also a director of Apple Hospitality Two, Inc. and Apple Hospitality Five, Inc. As discussed in a following section, Mr. Bunting is a member of the Company’s Executive Committee and the Company’s Compensation Committee and serves as Chair of the Company’s Audit Committee.

MANAGEMENT RECOMMENDS A VOTE “FOR” THE ABOVE NOMINEE.

Other Directors. The following individuals constitute the directors of the Company whose terms expire after 2007.

Glade M. Knight. Mr. Knight, 62, is Chairman, Chief Executive Officer and President of the Company. Mr. Knight is the founder, Chairman of the Board and Chief Executive Officer of Apple Hospitality Two, Inc., Apple Hospitality Five, Inc. and Apple REIT Six, Inc. each of which is a real estate investment trust. Mr. Knight was the Chairman of the Board and Chief Executive Officer of Cornerstone Realty Income Trust, Inc. until it merged with a subsidiary of Colonial Properties Trust in 2005. Following the merger, Mr. Knight became a trustee of Colonial Properties Trust. Cornerstone Realty Income Trust, Inc. owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. Colonial Properties Trust is a self-administered equity REIT that is an owner, developer and operator of multifamily, office and retail properties in the sunbelt region of the United States. Apple Hospitality Two, Inc., Apple Hospitality Five, Inc. and Apple REIT Six, Inc. each own hotels in selected metropolitan areas of the United States. Mr. Knight is Chairman of the Board of Trustees of Southern Virginia University in Buena Vista, Virginia. He also is a member of the advisory board to the Graduate School of Real Estate and Urban Land Development at Virginia Commonwealth University. He has served on a National Advisory Council for Brigham Young University and is a founding member of the university’s Entrepreneurial Department of the Graduate School of Business Management. Mr. Knight is a member of the Company’s Executive Committee and has been a member of the Board since 2005. His current term as director expires in 2008.

Kent W. Colton. Dr. Colton, 63, has served as Senior Scholar of the Joint Center for Housing Studies at Harvard University since 1999. Since 1999 he has served as president of KColton LLC, a consulting and housing research company located in McLean, Virginia, and since December 2004, he has been a principal of CTC Housing Group, LLC of Raleigh, North Carolina, which is engaged in housing and real estate development. From April 1984 through May 1999, he was executive vice president and chief executive officer of the National Association of Home Builders. From 2001 through March 2005, Dr. Colton served as an independent director of Cornerstone Realty Income Trust, a real estate investment trust (of which Glade M. Knight was chairman and chief executive officer), that owned apartment communities. Dr. Colton is also on the Board of Apple Hospitality Five, Inc. Dr. Colton has been on the Board since 2006 and his term will expire in 2008.

Corporate Governance and Procedures for Shareholder Communications

Board of Directors. The Company’s Board of Directors has determined that all of the Company’s directors, except Mr. Knight, are “independent” within the meaning of the rules of the New York Stock Exchange (which the Company, although not listed on a national exchange, has adopted for purposes of determining such independence). In making this determination, the Board considered all relationships between the director and the Company, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

The Board has adopted a categorical standard that a director is not independent (a) if he or she receives any personal financial benefit from, on account of or in connection with a relationship between the Company and the director (excluding directors fees and options), (b) if he or she is a partner, officer, employee or managing member of an entity that has a business or professional relationship with, and that receives compensation from, the Company, or (c) if he or she is a non-managing member or shareholder of such an entity and owns 10% or more of the membership interests or common stock of that entity. The Board may determine that a director with a business or other relationship that does not fit within the categorical standard described in the immediately preceding sentence is nonetheless independent, but in that event, the Board is required to disclose the basis for its determination in the Company’s then current annual proxy statement. In addition, the Board has voluntarily adopted, based on rules of the New York Stock Exchange, certain conditions that prevent a director from being considered independent while the condition lasts and then for three years thereafter.

Code of Ethics. The Board has adopted a Code of Business Conduct and Ethics for the Company’s officers, directors and employees, which will be provided by the Company upon request and without charge. A copy of the Company’s Code of Business Conduct and Ethics is attached to this proxy statement as Appendix A. The purpose of the Code of Business Conduct and Ethics is to promote (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest, (b) full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company, and (c) compliance with all applicable rules and regulations that apply to the Company and its officers, directors and employees.

Shareholder Communications. Shareholders may send communications to the Board or its members. Any such shareholder communication should be directed to Ms. Kelly Clarke, Corporate Services Department (as described in the preceding section entitled “Company Information”). Such communications may receive an initial evaluation to determine, based on the substance and nature of the communication, a suitable process for internal distribution, review and response or other appropriate treatment.

Committees of the Board

Summary. The Board of Directors has three standing committees, which are specified below and have the following functions:

•

Executive Committee. The Executive Committee has, to the extent permitted by law, all powers vested in the Board of Directors, except powers specifically withheld from the Committee under the Company’s bylaws.

•

Audit Committee. The Audit Committee operates in accordance with a written charter. The Audit Committee recommends to the Board of Directors, which annually ratifies, the level of distributions to shareholders and has the other functions and responsibilities set forth in its charter. A report by the Audit Committee appears in a following section of this proxy statement and a copy of the Company’s charter is attached as Appendix B.

•

Compensation Committee. The Compensation Committee administers the Company’s incentive and stock option plans and oversees the compensation and reimbursement of directors and executive officers of the Company. The Compensation Committee does not have a charter.

Nomination Procedures. The Company has no nominating committee, and all nominating functions are handled directly by the full Board of Directors, which the Board believes is the most effective and efficient approach, based on the size of the Board and the current and anticipated operations and needs of the Company. Shareholders of record may nominate directors in accordance with the Company’s bylaws which require among other items notice sent to the Company’s Secretary not less than 60 days prior to a shareholder meeting that will include the election of board members. No nominations other than those made by the Board were received for the 2007 Annual Shareholder Meeting.

Audit Committee Independence. The Board of Directors determined in 2006 that each current member of the Audit Committee (as shown in the following table) is “independent,” as defined in the listing standards of the New York Stock Exchange. To be considered independent, a member of the Audit Committee must not (other than in his or her capacity as a director or committee member, and subject to certain other limited exceptions) either (a) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary, or (b) be an affiliate of the Company or any subsidiary. The Audit Committee does not have a member who is a “financial expert” within the meaning of regulations issued by the Securities and Exchange Commission. The Company’s management believes that the combined experience and capabilities of the Audit Committee members are sufficient for the current and anticipated operations and needs of the Company. In this regard, the Board has determined that each Audit Committee member is “financially literate” and that at least one member has “accounting or related financial management expertise,” as all such terms are defined by the rules of the New York Stock Exchange.

Meetings and Membership. The Board held a total of two meetings during 2006 (including regularly scheduled and special meetings). The following table shows both the membership of the Company’s standing committees during 2006 and the number of meetings held during 2006:

Standing Committee	Members of Committee During 2006	Number of Committee Meetings During 2006
Executive	Glade M. Knight* Glenn W. Bunting Kent W. Colton	0

Audit	Glenn W. Bunting* Kent W. Colton	2

Compensation	Glenn W. Bunting* Kent W. Colton	0

*	Indicates Chairperson.

Attendance and Related Information. It is the policy of the Company that directors should attend each annual meeting of shareholders. The Company also expects directors to attend each regularly scheduled and special meeting of the Board, but recognizes that, from time to time, other commitments may preclude full attendance. In 2006, each director attended at least 75% of the total number of those meetings of the Board of Directors that were held during the period in which he or she was a director. In addition, each director who served on a committee of the Board attended at least 75% of the total number of those meetings that were held by each applicable committee during the period of such service.

Compensation of Directors

During 2006, the directors of the Company were compensated as follows:

All Directors in 2006. All directors were reimbursed by the Company for travel and other out-of-pocket expenses incurred by them to attend meetings of the directors or a committee and in conducting the business of the Company.

Independent Directors in 2006. The independent directors (classified by the Company as all directors other than Mr. Knight) received annual directors’ fees of $8,000, plus $1,000 for each meeting of the Board attended in person and $500 for each committee meeting attended. Additionally, the Chair of the Audit Committee receives an additional fee of $1,000 per year. Under the Company’s Non-Employee Directors Stock Option Plan, each non-employee director received options to purchase 7,817 Units, exercisable at $11 per Unit.

Non-Independent Director in 2006. Mr. Knight received no compensation from the Company for his services as a director.

Director Summary Compensation

Director	Year	Fees Earned	Option Awards (1)	Stock Awards	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Glenn W. Bunting	2006	$12,000	$7,473	$—	$—	$—	$—	$19,473
Kent W. Colton	2006	11,000	7,473	—	—	—	—	18,473
Glade M. Knight	2006	—	—	—	—	—	—	—

(1)	The amounts in this column reflect the amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123(R)

Executive Officers

In 2006, the Company’s executive officers were Glade M. Knight, who served as Chief Executive Officer, David S. McKenney, who served as President of Capital Markets, Justin G. Knight (Glade M. Knight’s son), who served as Senior Vice President of Acquisitions for the Company, Kristian M. Gathright, who served as Senior Vice President of Operations, Bryan Peery, who served as Chief Financial Officer and Treasurer and David P. Buckley who served as Senior Vice President and General Counsel.

David P. Buckley. Mr. Buckley, 39, has served as Senior Vice President and General Counsel for the Company since inception. In addition, Mr. Buckley serves as Senior Vice President and General Counsel for Apple Hospitality Two, Inc., Apple Hospitality Five, Inc. and Apple REIT Six, Inc., each of which is a real estate investment trust. Prior to his service with these companies, from 1999-2005, Mr. Buckley served as an associate, specializing in commercial real estate, with McGuire Woods LLP, a full-service law firm headquartered in Richmond, Virginia. Mr. Buckley holds a Juris Doctor degree Cum Laude from the University of Richmond, Richmond, Virginia, a Master of Urban and Regional Planning degree from Virginia Commonwealth University, Richmond, Virginia and a Bachelor of Science degree in Industrial Technology from the University of Massachusetts Lowell, Lowell, Massachusetts. Mr. Buckley is a member of the Virginia State Bar and the Richmond Bar Association.

Kristian Gathright. Mrs. Gathright, 34, has served as Senior Vice President of Operations for the Company since inception. In addition, Mrs. Gathright serves as Chief Operating Officer and Senior Vice President of Operations for Apple Hospitality Two, Inc. and Senior Vice President of Operations for Apple Hospitality Five, Inc and Apple REIT Six, Inc., each of which is a real estate investment trust. Prior to managing these companies, Mrs. Gathright served as Assistant Vice President and Investor Relations Manager for Cornerstone Realty Income Trust, a REIT which owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. From 1996 to 1998, she was an Asset Manager and Regional Controller of the Northern Region Operations for United Dominion Realty Trust, Inc., a real estate investment trust headquartered in Richmond, Virginia. From 1994 to 1996, she served as a Senior Staff Accountant at Ernst & Young LLP. Mrs. Gathright holds a Bachelor of Science degree, Graduate with Distinction, in Accounting from the McIntire School of Commerce at University of Virginia, Charlottesville, Virginia. Mrs. Gathright passed the Virginia CPA Exam in 1994.

Justin Knight. Mr. Knight, 33, has served as Senior Vice President of Acquisitions for the Company since inception. Mr. Knight also serves as President of Apple Hospitality Two, Inc. and Senior Vice President of Acquisitions for Apple Hospitality Five, Inc. and Apple REIT Six, Inc., each of which is a real estate investment trust. Mr. Knight joined the companies in 2000. From 1999 to 2000, Mr. Knight served as Senior Account Manager for iAccess.com, LLP, a multi-media training company. In 1999 he was also an independent consultant with McKinsey & Company providing research for the company’s Evergreen Project. From 1997 to 1998, he served as President and Web Design Consultant of a Web development firm—Cornerstone Communications, LLC. From 1996 to 1998, Mr. Knight served as Senior Asset Manager and Director of Quality Control for Cornerstone Realty Income Trust, a REIT that owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. Mr. Knight is co-chairman for the Cashell Donahoe Scholarship Memorial Fund created to provide need-based scholarships to students of Southern Virginia University in Buena Vista, Virginia. Mr. Knight also serves on the Marriott Owners Advisory Council and the Hilton Garden Inn Advisory Council. Mr. Knight holds a Master of Business Administration degree with emphasis in Corporate Strategy and Finance from the Marriott School at Brigham Young University, Provo, Utah. He also holds a Bachelor of Arts degree, Cum Laude, in Political Science from Brigham Young University, Provo, Utah.

David McKenney. Mr. McKenney, 44, has served as President of Capital Markets for the Company since inception. He also serves as President of Capital Markets for Apple Hospitality Two, Inc., Apple Hospitality Five, Inc. and Apple REIT Six, Inc., each of which is a real estate investment trust. From 1994 to 2001, Mr. McKenney served as Senior Vice President and Treasurer of Cornerstone Realty Income Trust, Inc., a REIT

that owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. From 1992 to 1994, Mr. McKenney served as Chief Financial Officer for The Henry A. Long Company, a regional development firm located in Washington, D.C. From 1988 to 1992, Mr. McKenney served as a Controller at Bozzuto & Associates, a regional developer of apartments and condominiums in the Washington, D.C. area. Mr. McKenney also has five years of experience with Arthur Andersen & Co. Mr. McKenney is a Certified Public Accountant, holds a Virginia Real Estate Sales License, and is a member of the National Association of Real Estate Investment Trust (NAREIT) and the National Investor Relations Association (NIRA). Mr. McKenney holds Bachelor of Science degrees in Accounting and Management Information Systems from James Madison University, Harrisonburg, Virginia.

Bryan Peery. Mr. Peery, 42, has served as Senior Vice President, Chief Financial Officer and Treasurer for the Company since inception. He also serves as Senior Vice President, Chief Financial Officer and Treasurer for Apple Hospitality Two, Inc., Apple Hospitality Five, Inc. and Apple REIT Six, Inc., each of which is a real estate investment trust. Prior to his service with these companies, Mr. Peery served as President (2000-2003), Vice President-Finance (1998-2000) and Controller (1997-1998), of This End Up Furniture Company. Mr. Peery was with Owens & Minor, Inc. from 1991 until 1997, where he last served as Director and Assistant Controller-Financial Reporting. Mr. Peery’s experience also includes five years of service with KPMG LLP. Mr. Peery holds a Bachelor of Business Administration degree in Accounting from the College of William and Mary, Williamsburg, Virginia. Mr. Peery is a Certified Public Accountant.

Stock Option Grants in Last Fiscal Year

In 2006, the Company adopted a Non-Employee Directors Stock Option Plan (the “Directors Plan”) and an Incentive Stock Option Plan (the “Incentive Plan”). The Directors Plan provides for automatic grants of options to acquire Units. The Directors Plan applies to directors of the Company who are not employees of the Company. The Incentive Plan permits grants of awards that may consist of restricted Units or options to acquire Units. Such awards under the Incentive Plan may be granted to certain employees (including officers and directors) of the Company, Apple Seven Advisors, Inc. or Apple Seven Realty Group, Inc.

Since adoption of the Directors Plan and the Incentive Plan, none of the participants have exercised any of their options to acquire Units. No awards have been granted under the Incentive Plan since inception. The following table shows the options to acquire Units that were granted under the Directors Plan in 2006:

Option Grants in Last Fiscal Year

Name (1)	Number of Units Underlying Options Granted in 2006 (2)
Glade M. Knight	0
Glenn W. Bunting	7,817
Kent W. Colton	7,817

(1)	Glade M. Knight is eligible only for the Incentive Plan. All other listed individuals participate in the Directors Plan.

(2)	Options granted in 2006 are exercisable for ten years from the date of grant at an exercise price of $11 per Unit.

Audit Committee Report

The Audit Committee of the Board of Directors is composed of two directors. The two directors are independent directors as defined under “Committees of the Board.” The Audit Committee operates under a written charter that was adopted by the Board of Directors on February 8, 2007, and is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its oversight duties, the Committee reviewed and discussed the audited financial statements for the fiscal year 2006 with management and the Company’s independent auditors, Ernst & Young, including the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as amended, “Communication with Audit Committees,” and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has considered whether the provision of non-audit services (none of which related to financial information systems design and implementation) by the independent auditors is compatible with maintaining the auditors’ independence and has discussed with the auditors the auditors’ independence. Based on the review and discussions described in this Report, and subject to the limitations on its role and responsibilities described below and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The members of the Audit Committee are not experts in accounting or auditing and rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that the Company’s financial statements have been prepared in accordance with generally accepted accounting principles.

April 3, 2007

Glenn W. Bunting, Chairperson
Kent W. Colton

Certain Relationships and Agreements

The Company has significant transactions with related parties. These transactions may not have arms-length terms, and the results of the Company’s operations might be different if these transactions had been conducted with unrelated parties.

The Company has contracted with Apple Suites Realty Group, Inc. (“ASRG”) to provide brokerage services for the acquisition and disposition of real estate assets. ASRG is wholly-owned by Glade M. Knight, the Company’s Chairman and Chief Executive Officer. In accordance with the contract, ASRG is paid a fee equal to 2% of the gross purchase or sales price (as applicable) of any acquisitions or dispositions of real estate investments, subject to certain conditions. Total payments to date to ASRG for services under the terms of this contract were approximately $6.8 million in 2006.

The Company also has contracted with Apple Seven Advisors, Inc. (“A7A”), a company wholly owned by Glade M. Knight to advise the Company and provide day-to-day management services and due-diligence services on acquisitions. In accordance with the contract, the Company pays A7A a fee equal to 0.1% to 0.25% of the total equity contributions to the Company, in addition to certain reimbursable expenses. The aggregate amount of costs paid by the Company to A7A in 2006 was $837,000.

Executive Compensation

General Philosophy

The Company’s executive compensation philosophy is to attract, motivate and retain a superior management team. The Company’s compensation program rewards each senior manager for their contribution to the Company. In addition, the Company uses annual incentive benefits that are designed to be competitive with comparable employers and to align management’s incentives with the interests of the Company and its shareholders.

With the exception of the Company’s Chief Executive Officer (CEO), the Company compensates its senior management through a mix of base salary and bonus designed to be competitive with comparable employers. The Company has not utilized stock based awards or long term compensation for senior management. The Company believes that a simplistic approach to compensation better matches the objectives of all stakeholders. Each member of the senior management team performs similar functions for Apple Two, Apple Five, Apple Six, ASRG, Apple Six Advisors, Inc. (ASA) and A7A. As a result each Senior Manager’s total compensation paid by the Company is proportionate to the estimated amount of time devoted to activities associated with the Company. The CEO is Chairman of the Board of Directors, CEO and majority shareholder of ASRG, ASA and A7A, each of which has various agreements with the Company and Apple Two, Apple Five and Apple Six. During 2006, ASRG, ASA and A7A received fees of approximately $10.7 million from Apple Six and Apple Seven. The Compensation Committee of the Board of Directors considers these agreements when developing the CEO’s compensation. As a result, the Company’s CEO has historically not been compensated by the Company. Annually the Chairman of the Board of Directors develops the compensation targets of Senior Management (as well as goals and objectives) with input from other members of senior management and reviews these items with the Compensation Committee of the Board of Directors.

Base and Incentive Salaries

The process of establishing each senior manager’s compensation involves establishing an overall targeted amount and allocating that total between base and incentive compensation. The overall target is developed using comparisons to compensation paid by other public hospitality REITs, and consideration of each individual’s experience in their position and the industry, the risks and deterrents associated with their position and the anticipated difficulty to replace the individual. It is the Company’s intention to set this overall target sufficiently high to attract and retain a strong and motivated leadership team, but not so high that it creates a negative perception with our other stakeholders. Once the overall target is established, approximately 75% of that number is allocated to base salary and the remaining 25% is allocated to incentive compensation. The incentive compensation is then allocated 50% to Company overall performance (typically Funds From Operations (FFO) targets) and 50% to each individual’s subjective performance objectives.

Perquisites and Other Benefits

Senior management may participate in the Company’s other benefit plans on the same terms as other employees. These plans include medical and dental insurance, life insurance and 401K plan. As noted in the Summary Compensation Table below, the Company provides limited perquisites to its Senior Managers.

Summary Compensation Table

Name	Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension and Non- Qualified Deferred Compensation	All Other Compensation (1)	Total (2)
Glade Knight	Chief Executive Officer	2006	$—	$—	$—	$—	$—	$—	$—	$—
Justin Knight	Senior Vice President, Acquisitions	2006	40,000	20,147	—	—	—	—	5,736	65,883
David McKenney	President, Capital Markets	2006	50,000	20,147	—	—	—	—	4,688	74,835
Kristian Gathright	Senior Vice President, Chief Operating Officer	2006	30,000	20,147	—	—	—	—	4,126	54,273
Bryan Peery	Senior Vice President, Chief Financial Officer	2006	28,333	10,147	—	—	—	—	5,099	43,579

(1)	Includes portion of health insurance, life insurance, parking and 401K match paid by the company.

(2)	As discussed on page 10, represents Apple REIT Seven’s allocated share of each officer’s total compensation.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Glenn W. Bunting, Chairman

Kent W. Colton

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers, and any persons holding more than 10% of the outstanding Common Shares, have filed reports with the Securities and Exchange Commission with respect to their initial ownership of Common Shares and any subsequent changes in that ownership. The Company believes that during 2006 each of its officers and directors complied with any applicable filing requirements except that Glade M. Knight and Justin G. Knight were late reporting one unit acquisition transaction.

In making this statement, the Company has relied solely on written representations of its directors and executive officers and copies of reports that they have filed with the Securities and Exchange Commission. In 2006 and 2007 through the Record Date, no person held more than 10% of the outstanding Common Shares.

Independent Public Accountants

The firm of Ernst & Young LLP served as independent auditors for the Company in 2006. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and will be available to answer appropriate questions from shareholders. The Board of Directors has approved the retention of Ernst & Young LLP as the Company’s independent auditors for 2007, based on the recommendation of the Audit Committee. Independent accounting fees for the last fiscal year is shown in the table below:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$213,500	—	—	—

All services rendered by Ernst & Young LLP are permissible under applicable laws and regulations and the annual audit of the Company was pre-approved by the Audit Committee, as required by applicable law. The nature of the services categorized in the preceding table are described below:

Audit Fees. These are fees for professional services rendered for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Form 10-Q filings or services normally provided by the independent auditor in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Such services include accounting consultations and required agreed-upon procedure engagements.

Tax Fees. Such services, while not provided to the Company by Ernst & Young LLP, include tax compliance, tax advice and tax planning.

All Other Fees. These are fees for other permissible work that does not meet the above category descriptions. Such services include information technology and technical assistance provided to the Company.

These accounting services are actively monitored (as to both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core area of accounting work by Ernst & Young LLP, which is the audit of the Company’s consolidated financial statements.

Pre-Approval Policy for Audit and Non-Audit Services. In accordance with the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Company by its independent auditors must be pre-approved by the Audit Committee. As authorized by that statute, the Audit Committee has delegated to the Chairperson of the Audit Committee the authority to pre-approve up to $25,000 in audit and non-audit services. This authority may be exercised when the Audit Committee is not in session. Any decisions by the Chairperson of the Audit Committee under this delegated authority will be reported at the next meeting of the Audit Committee. All services reported in the preceding fee-table for fiscal year 2006 was pre-approved by the full Audit Committee, as required by then applicable law.

Other Matters for the 2007 Annual Meeting of Shareholders

Management knows of no matters, other than those stated above, that are likely to be brought before the Annual Meeting. However, if any matters that are not currently known come before the Annual Meeting, the persons named in the enclosed proxy are expected to vote the Common Shares represented by such proxy on such matters in accordance with their best judgment.

Matters to be Presented at the 2008 Annual Meeting of Shareholders

Any qualified shareholder who wishes to make a proposal to be acted upon next year at the 2008 Annual Meeting of Shareholders must submit such proposal for inclusion in the Proxy Statement and Proxy Card to the Company at its principal office in Richmond, Virginia, by no later than December 5, 2007.

In addition, the Company’s bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of shareholders. In general, notice must be received by the Secretary of the Company (i) on or after February 1st and before March 1st of the year in which the meeting will be held, or (ii) not less than 60 days before the date of the meeting if the date of such meeting is earlier than May 1 or later than May 31 in such year. The notice must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. Therefore, assuming the Company’s 2008 Annual Meeting is held in May 2008, to be presented at such Annual Meeting, a shareholder proposal must be received by the Company on or after February 1, 2008 but no later than February 29, 2008.

By Order of the Board of Directors

David S. McKenney

Secretary

April 3, 2007

THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING

AND RETURNING THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION.

YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND

RETURNING YOUR PROXY CARD IMMEDIATELY.

Appendix A

APPLE REIT SEVEN, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

High ethical standards are the cornerstone of the Company’s long-term success. These standards are the foundation upon which the Company conducts its business. They dictate how the Company relates to its shareholders, residents, vendors and employees. High ethical standards, and the related principles of trust, honesty, respect, integrity and commitment, are evident in the Company’s mission statement, “Employee Promise” and “The Cornerstone Basics.”

This Code of Business Conduct and Ethics covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide all directors and employees of the Company. All of our directors and employees must conduct themselves accordingly. Section 11 of this Code of Business Conduct and Ethics contains additional specific policies that apply to the Company’s chief executive officer, the chief financial officer and the chief accounting officer.

1. Compliance with Laws, Rules and Regulations

Obeying the law, both in letter and in spirit, is the foundation on which this Company’s ethical standards are built. All employees must respect and obey the laws of the states in which we operate and of the United States. Although not all employees are expected to know the details of these laws, all employees are expected to exercise good judgment and most importantly to seek advice from supervisors, managers or other appropriate personnel when in doubt.

2. Conflicts of Interest

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company as a whole. A conflict situation can arise when an employee or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Any conflict of interest that results in an employee or director, or members of his or her family, receiving improper personal benefits as a result of his or her position in the Company is prohibited.

No employee or director should make decisions on behalf of the Company with respect to a matter in which they have a conflict of interest. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with higher levels of management or the Company’s Human Resources Department. Any employee or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor or other appropriate personnel or consult the procedures described in Section 9 and Section 10 of this Code of Business Conduct and Ethics.

3. Insider Trading

Employees and directors who have access to confidential information about the Company are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. In order to assist with compliance with laws against insider trading, the Company has adopted a specific “window period” trading policy governing the trading in securities of the Company by specific senior officers and directors.

4. Corporate Opportunities

Employees and directors are prohibited from taking for themselves personally opportunities that are discovered through the use of Company property or information or as a result of employment with the Company or service as a director without the consent of the Board of Directors. No employee or director may use Company property, information, or position for improper personal gain or to compete with the Company. Employees and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

5. Fair Dealing

Each employee should endeavor to deal fairly with the Company’s residents, customers, suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, abuse of privileged information, misrepresentation of material facts or any other intentional unfair-dealing practice.

6. Confidentiality

Employees and Directors must maintain the confidentiality of confidential information entrusted to them by the Company, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed.

7. Protection and Proper Use of Company Assets

All employees and directors should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. All Company assets should be used for legitimate business purposes.

8. Waivers of the Code of Business Conduct and Ethics; Amendments

This Code of Business Conduct and Ethics has been approved by the Company’s Board of Directors and may be amended only by the Board of Directors. Any waiver of this Code of Business Conduct and Ethics for executive officers or directors may be made only by the Board or a Board committee and will be promptly disclosed as required by law or regulation.

9. Reporting any Illegal or Unethical Behavior

Any employee who believes that a violation of this Code of Business Conduct and Ethics has occurred should report that concern to his or her immediate supervisor or the Chief Executive Officer.

Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

Directors should report any suspected violations of this Code of Business Conduct and Ethics to the Chair of the Nominating and Governance Committee if a Director or a senior Company officer is involved. Directors should report any other suspected violations to the Chief Executive Officer.

10. Compliance Procedures

We must all work to ensure prompt and consistent action against violations of this Code of Business Conduct and Ethics. However, in some situations it is difficult to know if a violation has occurred. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep mind:

a.	Make sure you have the facts. In order to reach the right solutions, we must be as fully informed as possible.

b.	Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

c.	Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

d.	Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the questions, and will appreciate being brought into the decision-making process. Remember that it is your supervisor’s responsibility to help solve problems.

e.	Seek help from Company resources. In the rare case in which it may not be appropriate to discuss an issue with your supervisor, or in which you do not feel comfortable approaching your supervisor with your questions, discuss it locally with your regional manager or your Human Resources manager.

f.	You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

ALWAYS ASK FIRST, ACT LATER: IF YOU ARE UNSURE OF WHAT TO DO IN ANY SITUATION, SEEK GUIDANCE BEFORE YOU ACT.

11. Chief Executive Officer and Senior Financial Officers.

The Company is subject to various disclosure obligations under the federal and state securities laws and regulations. In order to comply with these obligations, there should be full, fair, accurate, timely and understandable disclosure of material information in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company. It is the responsibility of the chief executive officer, the chief financial officer and the chief accounting officer to oversee compliance with these disclosure obligations. It also is the responsibility of the chief executive officer, the chief financial officer and the chief accounting officer promptly to bring to the attention of the Audit Committee any information relating to violations of the disclosure obligations described above in this section.

12. Violations

Violations of this Code of Business Conduct and Ethics will be subject to immediate disciplinary actions, which may include reprimands, reassignment, demotion or, where appropriate, termination of employment. In addition, violation of this Code of Business Conduct and Ethics may result in civil liability under the applicable law or in prosecution of the individual under applicable criminal statutes.

Appendix B

APPLE REIT SEVEN, INC.

AUDIT COMMITTEE CHARTER

This charter governs the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors to the charter annually.

Structure and Membership

The Committee shall be appointed by the Board of Directors and shall consist of at least three directors, each of whom is independent of management and the Company within the meaning of the rules of the New York Stock Exchange (“NYSE”). All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise, within the meaning of the NYSE rules.

Statement of Policy

The Audit Committee shall provide assistance to, and serve as the representative of, the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and the power to retain outside counsel, or other experts, for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The policies and procedures of the Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee will supplement them as appropriate.

•

The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Committee shall review and recommend to the Board the selection of the Company’s independent auditors, subject to shareholders’ approval, if appropriate.

•

The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself as to the auditors’

independence. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

•

The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

•

The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•

The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (and the annual report to shareholders), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•

The Committee shall undertake all actions requisite to the preparation of an annual report of the Audit Committee, as required by the rules of the Securities and Exchange Commission, and shall cause such report to be prepared and included in the Company’s proxy statements, all as required by such rules.

•	Additionally, the Audit Committee will:

1.	Hold no less than three regularly scheduled meetings each year, and other meetings from time to time as may be called pursuant to the Company’s Bylaws.

2.	Review with representatives of the independent auditors:

a.	The plan for and scope of its annual audit of the Company’s financial statements.

b.	The results of the annual audit.

c.	Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company’s internal controls, policies, and procedures.

d.	Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company’s financial statements.

3.	Review the extent of any services outside the audit area performed for the Company by its firm of independent auditors.

4.	Review the fees proposed by the Company’s independent auditors for their services.

5.	Review the work of the Company’s internal audit department with the internal auditors including management’s responses to recommendations made and plans for future audit coverage.

6.	Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

PROXY Apple REIT Seven, Inc. 814 East Main Street Richmond, VA 23219

THIS PROXY IS SOLICITED ON BEHALF OF

MANAGEMENT

The undersigned hereby appoints David S. McKenney, Bryan Peery and David P. Buckley as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all common shares of Apple REIT Seven, Inc. held by the undersigned on March 21, 2007, at the Annual Meeting of Shareholders to be held on May 7, 2007, or any adjournment thereof. If the director nominee specified below ceases to be available for election as a director, discretionary authority may be exercised by each of the proxies named herein to vote for a substitute.

Management recommends a vote of “FOR” in item 1.

1. ELECTION OF DIRECTOR

FOR Glenn W. Bunting ❒	WITHHOLD AUTHORITY to vote for Glenn W. Bunting ❒

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER

DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,

THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE.

(Continued on reverse side)

Please indicate whether you plan to attend the Annual Meeting in person:    ❒  Yes    ❒  No

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Dated:	, 2007
Printed Name

Signature

Signature if held jointly

Please mark, sign, date and return the Proxy
Card promptly using the enclosed envelope.		Title of Signing Person (if applicable)